Exhibit 99.1

CTG Commences Work on Multi-Million Dollar Go-Live Project for Leading U.S. Medical Center

BUFFALO, N.Y., October 26, 2021 – CTG (NASDAQ: CTG), a leading provider of digital IT services and solutions in North America and Western Europe, today announced the Company has begun work on a previously secured multi-million dollar contract with a large regional healthcare system client to manage the go-live and provide associated training for a major Epic implementation. The implementation is anticipated to go-live in December 2021.

This enterprise-wide go-live implementation on Epic’s Enterprise Electronic Health Record (EHR) system will cover more than 10,000 estimated end users, including thousands of providers, with all sites and modules to simultaneously become live. As part of the contracted project, CTG will provide advisory, planning and support services for Epic classroom training, activation, and go-live support as well as end-to-end logistics strategy, management and execution. The associated support and training will be provided on-site as well as remotely to enable a seamless transition. With proven processes and proprietary tools, CTG has assembled and will facilitate a combination of internal and external expert resources comprised of a significant number of Epic super users, credentialed trainers, consultants and classroom support staff.

“EHR implementations are one of the most challenging IT undertakings that hospital and health care systems encounter, but they can also be one of the most impactful opportunities for achieving business improvement,” stated Tom Niehaus, CTG Executive Vice President, North America. “Our highly qualified team is excited to be a key enabler for yet another prominent health system’s Epic implementation. As CTG’s third go-live engagement over this past year, we have proven success in deploying our proprietary tools and utilizing our repeatable methodology to deliver the superior training and activation support that results in seamless adoption and maximum ROI for our clients.”

CTG’s Innovative Tools and Methodologies

The successful management of large implementation projects require the ability to exercise real-time control and communications across a wide geographic footprint. CTG has a combination of proven processes and digital tools to engage, schedule and manage resources to ensure effective and on-time go-live projects. CTG’s proprietary tools include:

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Staff Onboarding and Communications Tool – smart app utilized by the CTG Activation Team to facilitate constant communication and maintain real-time status of all project staff throughout the onboarding process.

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Team Scheduling Tool – a digital, customizable application designed specifically to navigate the nuances and complexity of the healthcare industry. App readily addresses the dynamic nature of go-live scheduling, with predictive cost management and real-time reporting that enables immediate redeployment of critical resources.

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Adoption Intelligence Reporting Tool (AIRT) – delivers actionable data from every area within the organization, ensuring clients have the field intelligence to make fully informed and timely decisions, while also avoiding staffing constraints to achieve results that are both on-time and on budget.

In addition, CTG is currently providing 24/7 legacy application management and support managed services to the client for a series of clinical and ancillary applications and systems. This legacy support ensures that the client’s principal IT focus can remain focused on the larger and more complex Epic implementation project.

For more information about the benefits of CTG’s digital transformation solutions and services, including application implementation, testing and comprehensive training as well as legacy application support, please visit www.ctg.com.

About CTG

CTG (NASDAQ: CTG) is a leading provider of digital transformation solutions and services that accelerate clients’ project momentum and achievement of their desired IT and business outcomes. We have earned a reputation as a faster and more reliable, results-driven partner focused on improved data-driven decision making, meaningful business performance improvements, new and enhanced customer experiences, and continuous innovation. CTG has operations in North America, South America, Western Europe, and India. The Company regularly posts news and other important information online at www.ctg.com.

Forward-Looking Statements

This document contains certain forward-looking statements concerning the Company's current expectations as to future growth, financial outlook, business strategy and performance expectations for 2021 and beyond and statements related to cost control, new business opportunities, financial performance, market demand, and other attributes of the Company, which are protected as forward-looking statements under the Private Securities Litigation Reform Act of 1995. Generally, the words “anticipates”, “believes”, “expects”, “plans”, “may”, “will”, “would”, “should”, “seeks”, “estimates”, “project”, “predict”, “potential”, “currently”, “continue”, “intends”, “outlook”, and other similar words identify forward-looking statements. These statements are based upon the Company's current expectations and assumptions, a review of industry reports, current business conditions in the areas where the Company does business, feedback from existing and potential new clients, a review of current and proposed legislation and governmental regulations that may affect the Company and/or its clients, and other future events or circumstances. Actual results could differ materially from the outlook guidance, expectations, and other forward-looking statements as a result of a number of factors and risks, including among others, the effects of the COVID-19 pandemic and the regulatory, social and business responses thereto on the Company’s business, operations, employees, contractors and clients, the availability to the Company of qualified professional staff, domestic and foreign industry competition for clients and talent, increased bargaining power of large clients, the Company's ability to protect confidential client data, the partial or complete loss of the revenue the Company generates from International Business Machines Corporation (IBM), the ability to integrate businesses when acquired and retain their clients while achieving cost reduction targets, the uncertainty of clients' implementations of cost reduction projects, the effect of healthcare reform and initiatives, the mix of work between solutions and staffing, currency exchange risks, risks associated with operating in foreign jurisdictions, renegotiations, nullification, or breaches of contracts with clients, vendors, subcontractors or other parties, the change in valuation of capitalized software balances, the impact of current and future laws and government regulation, as well as repeal or modification of such, affecting the information technology (IT) solutions and staffing industry, taxes and the Company's operations in particular, industry and economic conditions, including fluctuations in demand for IT services, consolidation among the Company's competitors or clients, the need to supplement or change our IT services in response to new offerings in the industry or changes in client requirements for IT products and solutions, actions of activist shareholders, and other factors that involve risk and uncertainty including those listed in the Company's reports filed with the Securities and Exchange Commission. Such forward-looking statements should be read in conjunction with the Company's disclosures set forth in the Company's Form 10-K for the year ended December 31, 2020, including the uncertainties described in the "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" sections and other reports, including but not limited to subsequent quarterly reports on Form 10-Q, that may be filed from time to time with the Securities and Exchange Commission and may be obtained through the Securities and Exchange Commission's Electronic Data Gathering and Analysis Retrieval System ("EDGAR") at www.sec.gov. The Company assumes no obligation to update the forward-looking information contained in this release.

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